EXHIBIT 99

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                                    WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                                RELO & NON-RELOCATION MORTGAGES
                                      WFMBS SERIES 2003-K
                                   POOL PROFILE (08/18/2003)

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                                           ----------------------       ----------------------
                                                 10/1 POOL                    Tolerance
                                           ----------------------       ----------------------
AGGREGATE PRINCIPAL BALANCE                       $1,000,189,457                   (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                               1-SEP-03                          N/A
INTEREST RATE RANGE                                  3.5 - 6.125                          N/A
GROSS WAC                                                 4.855%                (+ / - 10 BPS)
WEIGHTED AVERAGE SERVICE FEE
                                                        37.5 BPS
MASTER SERVICING FEE                                     1.0 BPS ON SECURITIZATION ONLY
WAM (in months)                                              359                (+/- 2 MONTHS)

WALTV                                                        62%                 (MAXIMUM +5%)

CALIFORNIA PERCENT                                           44%                 (MAXIMUM +5%)
SINGLE LARGEST ZIP CODE PERCENT                               1%                (MAXIMUM  +3%)

AVERAGE LOAN BALANCE                                    $528,641            (MAXIMUM +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                       $1,498,156          (MAXIMUM $1,500,000)

CASH OUT REFINANCE PERCENT                                   10%                (MAXIMUM  +5%)

PRIMARY RESIDENCE PERCENT                                    95%                 (MINIMUM -5%)

SINGLE FAMILY DETACHED PERCENT                               93%                 (MINIMUM -5%)

FULL DOCUMENTATION PERCENT                                   46%                 (MINIMUM -5%)

WA FICO                                                      740                 (MINIMUM -10)

UNINSURED > 80% LTV PERCENT                                   0%                 (MAXIMUM +3%)

RELOCATION PERCENT                                            4%                 (MINIMUM -2%)

GROSS MARGIN                                              2.750%                 (+ / - 5 BPS)

GROSS LIFECAP                                             9.855%                (+ / - 10 BPS)

WA MONTHS TO NEXT ROLL                                       119              (+ / - 3 MONTHS)

INTEREST ONLY PERCENT                                         0%                (MAXIMUM  +5%)

              THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                 MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                     SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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
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
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                                    WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                                RELO & NON-RELOCATION MORTGAGES
                                      WFMBS SERIES 2003-K
                                      PRICING INFORMATION
                                   POOL PROFILE (08/18/2003)
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
COLLATERAL                                   ALL MORTGAGE LOANS WILL
                                             INDEX OFF THE ONE YEAR
                                             CMT. NONE OF THE
                                             MORTGAGE LOANS HAVE A
                                             CONVERTIBILITY FEATURE.
                                             EACH MORTGAGE LOAN HAS
                                             A 5% INITIAL RATE CAP &
                                             2% FOR EACH ADJUSTMENT
                                             THEREAFTER. EACH
                                             MORTGAGE LOAN HAS A 5%
                                             LIFETIME RATE CAP.

RATING AGENCIES                                   TBD BY WELLS FARGO

PASS THRU RATE                               NET WAC OR RATIO STRIPPED/VARIABLE

STRUCTURE                                    TO CONFORM TO WFMBS 2002-B OR 2003-H
                                               EXCEPT AS NOTED BELOW
                                             (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                     3-SEP-03       9:00 AM

PRICING DATE                                                   TBD

SETTLEMENT DATE                                           9-SEP-03

ASSUMED SUB LEVELS                                   RATING AGENCY      AGG LEVEL
LEVELS AND RATING AGENCIES FOR               AAA       MOODY'S/S&P         2.45%
2003-K TO BE DETERMINED BY                    AA           S&P             1.10%
WELLS FARGO                                    A           S&P             0.65%
                                             BBB           S&P             0.40%
                                              BB           S&P             0.25%
                                               B           S&P             0.15%

                                                 Note:  AAA Class will be rated by two rating agencies.
                                                 AA through B Classes will be rated by one rating agency.
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NOTE: PLEASE NOTE THE FOLLOWING SPECIFICS OF THE 2003-K STRUCTURE:

CLASS A OPTIMAL AMT: CLASS A PP% OF NET LIQUIDATION PROCEEDS FOR A LIQUIDATED
LOAN

CLASS A PP% SHIFT TEST FAILURE - LOOK BACK TO LAST DETERMINATION DATE FOR CALC'D
CLASS A PP%

NO FLOATING RATE INTEREST-ONLY STRIPS WILL BE DESCRIBED AS FIXED RATE
(NORMALIZED I/OS)


* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS, BUYDOWN LOANS, AND MANUFACTURED
HOMES.



WFMBS CONTACTS                                 Brad Davis (301) 846-8009
                                               Gretchen Markley (301) 846-8356
                                               Mike Miller (301) 815-6397


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                                              WFASC Denomination Policy

                                                                           Mininum        Physical      Book Entry
    Type and Description of Certificates                                 Denomination   Certificates   Certificates
                                                                           (1)(4)
--------------------------------------------------------------------------------------------------------------------
    Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS,
Non-complex components (subject to reasonable prepayment support)        $25,000          Allowed      Allowed

Companion classes for PAC, TAC, Scheduled Classes                       $100,000          Allowed      Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the
Class A that provide credit protection to the Class A, Complex
multi-component certificates                                            $100,000          Allowed      Allowed

Notional and Nominal Face IO                                               (2)            Allowed      Allowed

Residual Certificates                                                      (3)            Required     Not Allowed

All other types of Class A Certificates                                    (5)              (5)          (5)

Class B (Investment Grade)                                              $100,000          Allowed      Allowed
Class B (Non-Investment Grade)                                          $250,000          Required     Not Allowed


(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.